                              EXHIBIT 99.2

                CERTIFICATION OF CHIEF FINANCIAL OFFICER

       Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In  connection  with  the  filing  with  the  Securities  and  Exchange
Commission of the Quarterly Report of PFGI Capital  Corporation  ("PFGI
Capital")  on Form  10-Q  for the  period  ending  June 30,  2002  (the
"Report"),  I,  Anthony  M.  Stollings,  Controller  of  PFGI  Capital,
certify,  pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to
Section 906 of the  Sarbanes-Oxley  Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or
    15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all
    material   respects,   the  financial   condition  and  results  of
    operations of PFGI Capital.

/s/ Anthony M. Stollings
------------------------
Anthony M. Stollings
Controller

August 14, 2002